UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 18, 2004


                            Zhone Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      000-32743                22-3509099
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

           7001 Oakport Street
           Oakland, California                          94621
  (Address of Principal Executive Offices)           (Zip Code)

                                 (510) 777-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

On October 18, 2004, Zhone Technologies, Inc. issued a press release announcing its third quarter 2004 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits

            The following exhibit is filed herewith:

           Exhibit
           Number           Description
       --------------       ----------------------------------------------------
           99.1             Press Release dated October 18, 2004, issued by
                            Zhone Technologies, Inc.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Zhone Technologies, Inc.

Date:  October 18, 2004
                                                 By: /s/ Morteza Ejabat
                                                     ---------------------------
                                                     Morteza Ejabat
                                                     Chief Executive Officer